SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

AMERICA’S SUPPLIERS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

AMERICA’S SUPPLIERS, INC.
7575 E. REDFIELD ROAD, SUITE 201
SCOTTSDALE, AZ 85260

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD THURSDAY, MAY 17, 2012

Scottsdale, Arizona
April 5, 2012

To our Stockholders:

Notice is hereby given that the 2012 Annual Meeting (the “Annual Meeting”) of stockholders of America’s Suppliers, Inc. (“America’s Suppliers” or the “Company”), a Delaware corporation, will be held at our principal office at 7575 E. Redfield Road, Suite 201, Scottsdale, Arizona 85260, on Thursday, May 17, 2012 at 9:00 a.m. local time, for the following purposes:

1.	To elect seven directors for terms expiring at the Company’s next annual stockholders’ meeting;
2.	To ratify the selection of MaloneBailey, LLP as our independent registered public accounting firm for the Company’s 2012 fiscal year; and
3.	To act upon any other business that may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 1, 2012 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

For a period of 10 days prior to the Annual Meeting, a stockholders list will be kept at the Company’s office and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Annual Meeting. Note that we have enclosed with this notice (i) our Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and (ii) a Proxy Statement.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be considered at the Annual Meeting.

STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS’ RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 17, 2012.

THIS PROXY STATEMENT AND THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDING DECEMBER 31, 2011 ARE AVAILABLE AT www.americassuppliers.com.

By Order of the Board of Directors
/s/ Christopher Baker Christopher Baker Chairman

AMERICA’S SUPPLIERS, INC.

i

AMERICA’S SUPPLIERS, INC.
7575 E. REDFIELD ROAD, SUITE 201
SCOTTSDALE, AZ 85260

PROXY STATEMENT

This proxy statement is being furnished to our stockholders beginning on or about April 5, 2012 in connection with the solicitation of proxies by the Board of Directors (the “Board”) of America’s Suppliers, Inc., a Delaware corporation (“America’s Suppliers” or the “Company”), to be used at our Annual Meeting of Stockholders (the “Annual Meeting”), to be held at 9:00 a.m. (local time) on Thursday, May 17, 2012 at our principal office at 7575 E. Redfield Road, Suite 201, Scottsdale, Arizona 85260, and at all adjournments or postponements of the Annual Meeting for the purposes listed in the preceding Notice of Annual Meeting of Stockholders.

QUESTIONS AND ANSWERS ABOUT THE MEETING

What am I voting on?

Proposal 1:  To elect seven directors, each for a term expiring at the Company’s 2013 Annual Meeting of Stockholders; and

Proposal 2:  To ratify the selection of MaloneBailey, LLP as our independent registered public accounting firm for the Company’s fiscal year ending December 31, 2012.

We are not aware of any other matters that will be voted on. If a matter does properly come before the Annual Meeting, the persons named as the proxy in the accompanying form of proxy will vote the proxy at their discretion.

What is the Board’s voting recommendation?

The Board recommends a vote:

FOR each of the seven nominated directors; and

FOR the ratification of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What is the vote required for each proposal?

Proposal 1:  The election of the seven nominated directors requires the affirmative vote of the plurality of votes cast by the holders of our common stock present, or represented, at the Annual Meeting, assuming a quorum is present; and

Proposal 2:  The ratification of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012, requires the affirmative vote of a majority of the votes cast with respect to the proposal, assuming a quorum is present at the Annual Meeting.

What constitutes a quorum?

In order to conduct our Annual Meeting, the presence in person or by proxy of holders of one-third of the shares entitled to vote at the Annual Meeting will be necessary. This is known as a “quorum.” Abstentions and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, referred to as broker non-votes, will count for purposes of establishing a quorum.

Who may vote at the Annual Meeting?

The record holders of our common stock as of the close of business on March 1, 2012 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting or any adjournments thereof. Each outstanding share of our common stock is entitled to one vote upon each matter presented. As of the Record Date, there were 13,866,379 shares of the Company’s common stock issued and outstanding held by 132 holders of record. A list of stockholders of record entitled to vote will be available for inspection by any record stockholder at our corporate headquarters at 7575 E. Redfield Road, Suite 201, Scottsdale, Arizona 85260 prior to and at our Annual Meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record.  If your shares are registered directly in your name with the Company’s transfer agent, The Bank of New York Mellon (“BONY”), you are considered the stockholder of record with respect to those shares, and this Notice and Proxy Statement was sent directly to you by BONY and you received a proxy card.

Beneficial Owner of Shares Held in Street Name.  If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice and Proxy Statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. This Notice was sent to you by your brokerage firm, bank, broker-dealer, or other similar organization and you received the voting instruction form of that brokerage firm, bank, broker-dealer, or other similar organization.

How do I vote?

There are four ways to vote:

1.	By completing and mailing the enclosed proxy card (applicable only to stockholders of record);
2.	By following the instructions on the voting instruction form you received from your brokerage firm, bank, broker-dealer, or other similar organization (applicable only to beneficial holders);
3.	Electronically via telephone at (800) 690-6903 or via the Internet at www.proxy vote.com; or
4.	By attending our Annual Meeting in person and submitting a written ballot.

If you are a beneficial owner and your broker holds your shares in its name, the broker is permitted to vote your shares on the proposal to ratify MaloneBailey, LLP as the Company’s independent auditor even if the broker does not receive voting instructions from you.

If your shares are held in the name of a broker, bank or other holder of record, you are not entitled to attend our Annual Meeting or vote in person at our Annual Meeting unless you obtain a legal proxy from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares.

What does it mean if I get more than one proxy?

It means your shares are held in more than one account. Please vote all proxies to ensure all your shares are counted.

Can I change my vote or revoke my proxy?

You can change your vote or revoke your proxy at any time prior to the Annual Meeting, by:

•	returning a later-dated proxy card;
•	voting in person at our Annual Meeting; or
•	notifying our Secretary by written revocation letter.

Any revocation should be filed at our corporate headquarters at 7575 E. Redfield Road, Suite 201, Scottsdale, Arizona 85260.

Attendance at our Annual Meeting will not in itself constitute revocation of a proxy. All shares entitled to vote and represented by properly completed proxies timely received and not revoked will be voted as you direct. If no direction is given, the proxies will be voted as the Board recommends.

Who conducts the proxy solicitation?

The Board is soliciting these proxies. We will bear the cost of the solicitation of proxies. Our regular employees may solicit proxies by mail, by telephone, personally or by other communications, without compensation apart from their normal salaries.

Who will count the votes?

The Board will appoint one or more persons to serve as the inspector(s) of elections to tabulate the votes cast by proxy or in person at the Annual Meeting. The inspector(s) of elections will also determine whether or not a quorum is present.

Do I have any appraisal rights in connection with any matter to be acted upon?

No. Our stockholders do not have appraisal rights in connection with any matter to be acted upon.

Who can help answer my questions?

If you have any questions about the Annual Meeting or the proposals to be voted on at the Annual Meeting, or if you need additional copies of this proxy statement or copies of any of our public filings referred to in this proxy statement, you should contact Michael Moore, the Company’s Chief Financial Officer, at (877) 837-9569. A copy of this proxy statement and our annual report for the year ending December 31, 2011 may be obtained online at www.americassuppliers.com. Our public filings can also be accessed at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

PROPOSAL 1 — ELECTION OF DIRECTORS

The current term of office of all of our directors expires at the Annual Meeting. The Board has nominated the following individuals for election at the Annual Meeting, each for a term expiring at the 2013 Annual Meeting of Stockholders or until his respective successor has been duly elected and qualified: Christopher Baker, Marc Joseph, Vincent Pino, Justiniano Gomes, Eric Best, Byron L. (Bud) Bergren and Paul Klapper. Directors will be elected by the plurality of votes cast by the holders of our common stock present, or represented, at the Annual Meeting, as long as a quorum is present.

Each nominee has consented to being nominated and to serve if elected. In the unlikely event any nominee becomes unable to serve for any reason, the proxies will be voted for a substitute nominee selected the Board.

NOMINEES FOR ELECTION OF DIRECTORS

The following information is furnished with respect to each nominee. There are no family relationships between or among any of our directors or executive officers. The Board believes that the attributes, leadership skills and other experiences of its board members described in the paragraphs below (the “Specific Qualifications”), provide the Company with a diverse range of perspectives and judgment necessary to guide the Company’s strategies and monitor their execution.

Name	Age	Director Since	Position
Christopher Baker	59	2008	Chairman
Marc Joseph	59	2010	Director, Chief Executive Officer
Vincent Pino	63	1998	Director
Justiniano Gomes	33	2010	Director
Eric Best	41	2010	Director
Byron L. (Bud) Bergren	65	N/A	New Director Nominee
Paul Klapper	73	N/A	New Director Nominee

Christopher Baker — Chairman. Mr. Baker served as Chairman of DollarDays International, Inc. (“DollarDays”), a wholly owned subsidiary and the primary operating entity of America’s Suppliers from October 2001 to March 2007 and was appointed to the Board in June 2008. He was appointed as the Chairman of the Board in 2010 following the passing of Peter Engel, the Company’s former Chairman and Chief Executive Officer. From 2003 through the present date, Mr. Baker has served as managing partner of C.P. Baker & Company. Mr. Baker founded C.P. Baker & Company in 1990 after working as a derivatives sales trader for companies such as Donaldson, Lufkin and Jenrette and Goldman Sachs. At C.P. Baker & Company, Mr. Baker started, built and invested in companies spanning a wide range of industries, including nutrition, wholesale e-commerce, retail, marketing, education, consumer health and entertainment. Mr. Baker is an employee and registered representative of C.P. Baker Securities, Inc., a registered broker-dealer and FINRA member. Mr. Baker received a Bachelor of Arts from Tufts University in 1974 and received his Masters in Business Administration from Harvard Business School in 1978.

Specific Qualifications:

•	Business leadership experience as our Chairman since 2010 and director since 2008.
•	Large stockholder with a significant investment in the Company.

Marc Joseph — Director, Chief Executive Officer. Mr. Joseph has been President of DollarDays since its inception in 1999 and was appointed as a Director and Chief Executive Officer of America’s Supplier in 2010 following the passing of Mr. Engel. From 1997 to 2002, Mr. Joseph founded and built Rebs Corporation into an 11 store chain of hair salons, which he ultimately sold. Prior to Rebs Corporation, Mr. Joseph held several progressive executive positions in retailing and discount merchandising. He holds a degree in Business Administration from Miami University.

Specific Qualifications:

•	Operational experience as our Chief Executive officer since 2010.
•	Experience as President of Dollar Days International since 1999.

Vincent Pino — Director. Mr. Pino was appointed a director of Insignia in October 1998. Mr. Pino is an advisor to and investor in Acropolis Apparel, a privately-held clothing company. In 2003 he co-founded Center Pointe Sleep Associates, LLC, a privately held developer and operator of independent diagnostic sleep labs, and served as its Chairman until its sale. From February 1998 until his retirement in November 2000, he served as President of Alliance Imaging, a provider of diagnostic imaging and therapeutic services. Mr. Pino began his association with Alliance in 1988 as Chief Financial Officer. From 1991 through 1993, Mr. Pino held the position of Executive Vice President and Chief Financial Officer. Mr. Pino served in various executive capacities including Assistant Treasurer, Corporate Controller, Vice-President of Strategic Development and Executive Vice-President of the Pertoleum Services Division from 1974 to 1986 with Petrolane, Inc., a diversified world-wide provider of LP-gas distribution, petroleum services to the oil and gas industry and consumer products. Mr. Pino received an MBA and a B.S. degree in finance from the University of Southern California in 1972 and 1970, respectively.

Specific Qualifications:

•	Previous history on the Company’s Board of Directors.
•	Knowledge of past and current business strategies.
•	Finance and accounting expertise qualifying him to serve as the chair of our Audit Committee.

Justiniano Gomes — Director. Justiniano Gomes is currently controller at Amorim Holding Financeira, a Portuguese investment company. He joined the Amorim Group of companies in October 2008. From January 2003 through September 2008, Mr. Gomes worked at Sociedade Portuguesa de Inovacão, as Chief Financial Manager. In this role, Mr. Gomes provided consultancy, training and research and development regarding budgetary control, consolidation and assessment of representative officials. Since January 2006, Mr. Gomes has been an accounting manager responsible for accounting and budgetary control for Debaixo D’Olho, Serviços Culturais, Lda, a company primarily dedicated to photography and web design services. Since January 2006, Mr. Gomes has been an accounting manager responsible for accounting and budgetary control for Accive Insurance — Maia, an insurance company. Since January 2006, Mr. Gomes has been a partner accounting manager responsible for strategic development and accounting budgetary controls for BlueStains, Concepão e Comercialização de Artigos Temáticos, Lda, a company that develops innovative concepts for cultural products, such as t-shirts. From January 2005 until December 2008, Mr. Gomes worked as an accounting manager responsible for accounting budgetary control for Cores Livres, Obras de Arte e Molduras, Unipessoal, Lda. From January 2004 until December 2005, Mr. Gomes worked as an accounting manager responsible for accounting budgetary control for Rial & Ponte, Lda. Mr. Gomes received a Master of Science, specializing in Finance, in 2009, and a degree in Economics in 2002 from University of Porto.

Specific Qualifications:

•	Representative of a large stockholder with a significant investment in the Company.
•	Significant accounting and financial expertise (qualifying him to serve on our Audit Committee).

Eric Best — Director. Mr. Best is a veteran entrepreneur and experienced manager of strategy, people, and process. He is currently Chairman and CEO of Mercent Corporation. In addition, Mr. Best serves as chair of Seattle-based Morse Best Innovation, a technical marketing agency serving clients such as Microsoft, Lexmark, and WRQ, and as director of Bellevue-based ITEX, a technology company that provides a business-to-business payment system for non-cash transactions. Previously, Mr. Best founded MindCorps in 1996, and created a profitable, high-growth software consultancy that served the Internet and Fortune 500 markets before its acquisition by Amazon.com. With Amazon, Mr. Best managed business development for the Amazon.com Commerce Network, working on the deal team for Amazon’s first major brick-and-mortar partnership. Mr. Best founded the software product firm Emercis Corporation in 1998 to provide e-commerce infrastructure tools to enterprise businesses. Emercis was subsequently acquired by Impressa, Inc. in 2000. Serving as director of Ubarter.com, Mr. Best also helped facilitate the sale of the business to Network Commerce in 2000 for $45 million. Mr. Best is a graduate of Seattle Pacific University and a member of the SPU Entrepreneurial Studies Council and Society of Fellows.

Specific Qualifications:

•	Extensive business experience in various executive and board level roles.
•	Extensive business experience with business development and growth.

Byron L. (Bud) Bergren — New Director Nominee. Mr. Bergren is currently Chairman of the Board of Directors of The Bon-Ton Stores, Inc. (NASDAQ: BONT) and served as President, Chief Executive Officer and Director of The Bon-Ton Stores, Inc. from August 2004 until his retirement in February 2012. Previously, he joined The Bon-Ton Stores, Inc. as Vice Chairman in November 2003 and served as President and Chief Executive Officer of The Elder-Beerman Stores Corp. from February 2002 until August 2004. Prior to joining Elder-Beerman, Mr. Bergren served in various positions with Belk Stores, Inc., including as Chairman of a division. Mr. Bergren is a 1971 graduate of St. Cloud State University and holds a Bachelor’s Degree in Business Management.

Specific Qualifications:

•	Experience as President and Chief Executive Officer and in other executive leadership capacities in the department store industry.
•	Expertise in strategic planning, business expansion, merchandising, marketing, financing and corporate governance.

Paul Klapper — New Director Nominee. Mr. Klapper is currently employed at Clydesdale Ventures, LLC. He helped launch Clydesdale Partners I, LLC in 2005. Mr. Klapper has been involved with a significant number of properties in San Francisco, Boston, Houston and other cities. He was responsible for the start-up funding and initial expansion capital of Pasqua Coffees of San Francisco. Most recently, Mr. Klapper and his affiliated companies have been involved as principals and advisors for the purchase of approximately $500 million in institutionally owned properties and companies. In 1997, he led an investment group in Applied Underwriters Inc. and served as an Advisor to the company until it was sold to Berkshire Hathaway in 2007. In 1999, Mr. Klapper formalized his first venture fund, “PFK Acquisition Company I, LLC”, at the suggestion of his investing partners. He organized his second fund in 2000 and his third fund, and the first of the Clydesdale family of funds, in 2005. Mr. Klapper has an extensive entrepreneurial background in travel and real estate development and investments. He serves as a Member of the Advisory Board of Java Detour, Inc. He began focusing exclusively on venture capital and private equity investing in 1994 when he and his investment partners acquired A&W Restaurants where he served as the Chairman and Board Member. Mr. Klapper served as a Director of Yorkshire Global Restaurants.

Specific Qualifications:

•	Extensive business experience in various executive and board level roles.
•	Expertise in capital formation, oversight and entrepreneurial activities

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board recommends that you vote “FOR” each of the director nominees.

BOARD INFORMATION AND DIRECTOR NOMINATION PROCESS

Number of Board Meetings During Fiscal 2011

The Board met twice during fiscal 2011, either telephonically or in person. None of our directors attended fewer than 50% of the meetings of the Board held during the director’s service or of any committee on which the director served during fiscal 2011. A total of four members of the Board attended the 2011 Annual Meeting. All five of our current directors are expected to attend the Annual Meeting, as are the new nominees proposed for election to our Board.

Director Independence

Although the Company’s securities are listed on the Over-the-Counter Bulletin Board and we are therefore not required to have a majority of independent directors, we apply the NYSE AMEX standard for independent directors to determine which, if any, of our directors are independent pursuant to such definition. The NYSE AMEX defines an independent director generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Board would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

The Board has determined that Messrs. Baker, Pino, Gomes and Best are independent directors as defined under the Section 803(A) of the NYSE AMEX LLC Company Guide. The Board has also determined that Messrs. Bergren and Klapper, if elected to the Board, would qualify as independent directors.

The Board has appointed members to two standing committees — the Audit Committee and the Compensation Committee. The members of the committees are identified in the following table.

Director	Audit	Compensation
Christopher Baker		Chair
Marc Joseph
Vincent Pino	Chair	X
Justiniano Gomes	X	X
Eric Best		X

The Board has not yet determined what (if any) committees Messrs. Bergren and Klapper would serve on assuming their election to our Board at the Annual Meeting.

Board Leadership Structure

Our Company is led by Mr. Baker, who has served as Chairman of the Board since 2010. We believe that having Mr. Baker act in this role is most appropriate for the Company at this time because it provides the Board with consistent and efficient leadership. Marc Joseph has served as the Company’s Chief Executive Officer since 2010. Mr. Joseph increases the timeliness and effectiveness of the Board’s deliberations, increases the Board’s visibility into the day-to-day operations of the Company, and ensures the consistent implementation of the Company’s strategies.

Board’s Role in Risk Oversight

The Board as a whole has responsibility for risk oversight. The oversight responsibility of the Board and its audit and compensation committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks. These areas of focus include strategic, operational, financial reporting, succession, compensation, compliance, and other risks. The audit committee is tasked with oversight of financial and reporting and compliance risks and the compensation committee is tasked with oversight of compensation risks, while the Board as a whole oversees all other risks.

Board Committees

The Board has an Audit Committee and a Compensation Committee, each of which is a standing committee of the Board.

Audit Committee.  The Company has established an Audit Committee and is charged with assisting and representing the Board in fulfilling its oversight responsibilities with respect to (i) assessing the integrity of the financial statements of the Company, (ii) our Company’s compliance with legal and regulatory requirements, (iii) assessing the qualifications, independence and performance or our independent public accountants, (iv) accessing our Company’s financial risks, and (v) performing our Company’s internal audit function. The Audit Committee’s current members are Mr. Pino (Chairman) and Mr. Gomes. Each member of the committee satisfies the independence standards specified in Section 803(B) of the NYSE AMEX LLC Company Guide and the related rules of the SEC, and each member of the committee has been determined by the Board to be “financially literate” with accounting or related financial management experience. The Board has also determined that Mr. Pino is an “audit committee financial expert” as defined under SEC rules and regulations. The Board has adopted a charter for the Audit Committee, a copy of which is posted on our website at www.americassuppliers.com. The Audit Committee met one time during fiscal 2011.

Compensation Committee.  The purpose of the Compensation Committee is to (i) discharge the Board’s responsibilities relating to compensation of the Company’s directors and executives, (ii) produce an annual report on executive compensation for inclusion in the Company’s proxy statement, as necessary, and (iii) oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans. Mr. Baker (Chairman), Mr. Pino, Mr. Gomes and Mr. Best currently serve on the Compensation Committee. Mr. Pino, Mr. Gomes and Mr. Best each satisfy the independence standards specified in Section 803(A) of the NYSE AMEX LLC Company Guide. The Board has adopted a charter for the Compensation Committee, a copy of which is posted on our website at www.americassuppliers.com. The Compensation Committee met one time during fiscal 2011.

Compensation Committee Processes and Procedures.  In assessing the compensation plans for executive officers and key employees, the Compensation Committee considers total compensation opportunities, both short- and long-term, while at the same time focusing on the Company’s short- and long-term objectives.

Nominations of Directors

The Board does not have a standing nominating committee. When necessary, the Board as a whole performs functions equivalent to that of a nominating committee. In that capacity, the Board has no charter. For this reason the Board, (i) has no policy with regard to the nomination of candidates recommended by security holders; (ii) has developed no specific minimum qualifications that it believes must be met by a Board-recommended nominee for a position on the Board; (iii) has developed no specific qualities or skills that it believes are necessary for a member of the Board to possess; (iv) has no specific process for identifying and evaluating nominees for director and (v) does not have a policy with regard to the consideration of diversity in identifying director nominees.

PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected MaloneBailey, LLP, an independent registered public accounting firm, to audit our financial statements for our fiscal year ending December 31, 2012. MaloneBailey, LLP audited our financial statements for the fiscal years ended December 31, 2011 and 2010. Although stockholder approval of the selection of MaloneBailey, LLP is not required, the Board believes it is advisable to give stockholders the opportunity to ratify this selection. In the event of a negative vote on this proposal by the stockholders, the Audit Committee may consider whether it is appropriate, either for this fiscal year or in the future, to consider the selection of another independent registered public accounting firm.

FEES PAID TO INDEPENDENT AUDITORS

The following table shows the fees paid or accrued by us for the audit and other services provided by MaloneBailey, LLP for fiscal years 2011 and 2010:

	2011	2010
Audit fees	$77,000	$70,781
Audit related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$77,000	$70,781

During fiscal year 2011 and 2010, the Audit Committee pre-approved all engagements and fees for services the principal registered accountant provided.

Representatives of MaloneBailey, LLP will not be attending our Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board recommends that you vote “FOR” ratification of the selection of MaloneBailey, LLP as our independent registered public accounting firm for fiscal 2012.

ADDITIONAL INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of the Company’s common stock, as of the Record Date, for:

•	each person or entity who the Company knows beneficially owns more than 5% of the Company’s common stock;
•	each of the Company’s directors;
•	each of the Company’s named executive officers; and
•	all of the Company’s directors and named executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to any securities. In the table below, the number of shares listed for each person or entity includes shares underlying options held by the person or entity, but excludes shares underlying options held by any other person or entity. In addition, in the table below, each person’s or entity’s options that are exercisable within 60 days of the Record Date is disclosed. Percentage of beneficial ownership is based on 13,970,339 shares of common stock vested and outstanding as of the Record Date.

To the Company’s knowledge, except as indicated by footnotes and subject to applicable community property laws in the United States, each person named in the table below has sole voting and investment power with respect to the shares set forth opposite such person’s name. Unless otherwise indicated, the address of the Company’s officers and directors is c/o: America’s Suppliers, Inc., 7575 E. Redfield Road, Suite 201, Scottsdale, AZ 85260.

	Ordinary Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage of Shares
Anasazi L.P. II	366,111	2.6%
Anasazi L.P. III(1)	841,859	6.0%
DD-B Holdings(2)	752,939	5.4%
Christopher Baker, Director(3)	6,122,175	43.2%
Amorim Holdings(10)	822,792	5.9%
Vincent Pino, Director(4)	249,617	1.8%
Justiniano Gomes, Director(5)	105,000	0.7%
Larry Schafran, Former Director(6)	123,000	0.9%
Eric Best, Director(7)	30,000	0.2%
Marc Joseph, Director, President and Chief Executive Officer(8)	1,049,649	7.4%
Michael Moore, Director, Chief Financial Officer(9)	200,751	1.4%
All directors and officers as a group (6 persons)	8,798,984	59.8%

(1)	includes 16,699 options currently exercisable
(2)	includes 14,519 options currently exercisable
(3)	includes: (1) 150,506 options currently exercisable or exercisable within 60 days, (2) 50,000 warrants currently exercisable or exercisable within 60 days; (3) 366,111 shares held by Anasazi L.P. II, to which Mr. Baker is the managing member of Anasazi L.P. II and has the sole power to vote and dispose of such shares; (4) 825,160 shares of Anasazi L.P. III, to which Mr. Baker is the managing member of Anasazi L.P. III and has the sole power to vote and dispose of such shares; (5) 39,479 shares of C.P. Baker & Company Ltd., to which Mr. Baker is the managing member and holds a 99% voting interests in all of the issued and outstanding interests of C.P. Baker & Company Ltd.; and (6) 738,420 shares of DD-B Holdings, to which Mr. Baker is the managing member of DD-B Holdings and has the sole power to vote and dispose of such shares.
(4)	includes 37,500 options and 50,000 warrants currently exercisable
(5)	includes 30,000 options and 50,000 warrants currently exercisable
(6)	includes 50,000 warrants currently exercisable
(7)	includes 30,000 options currently exercisable
(8)	includes 78,374 options and 200,000 warrants currently exercisable
(9)	includes 18,861 options currently exercisable
(10)	address: SGPS SA, Ruda da Corticeira M34, Apartado 47, Mozelos, VFR 4536902

Executive Officers

As of the mailing date of this proxy statement, the executive officers of America’s Suppliers were as follows:

Name	Age	Office(s) Held
Marc Joseph	59	Director, Chief Executive Officer
Michael Moore	59	Chief Financial Officer

Marc Joseph — Please refer to Mr. Joseph’s biographical information included under the subheading Nominees for Election of Directors on page 4.

Michael Moore — Chief Financial Officer. Mr. Moore joined DollarDays in March 2007 as Controller and was promoted to Chief Financial Officer in late 2007. From 1999 to 2007, he was employed by the Safeway Corporation, holding several positions in finance and operations, most recently as Controller of Safeway’s Arizona ice cream facility. Prior to joining Safeway, Mr. Moore served as CFO of Vita Bran, a privately held pet food manufacturer. Mr. Moore holds a Bachelor of Science degree in Business with an emphasis in Accounting in 1983 from the University of the Pacific.

Executive Officers and Directors’ Service Contracts and Compensation

The Company does not have any employment contracts or other agreements with its executive officers or directors. However, the Company pays certain fees to its non-employee directors. The Company currently pays its non-employee directors the following compensation:

•	Base Annual Board Service Fee: Each director is paid $20,000 annually in cash.
•	Expenses: Each director is reimbursed for reasonable travel expenses related to attending in-person board and committee meetings.

Audit Committee Report

SEC rules require us to include in our proxy statement a report from the Audit Committee of our Board. The following report concerns the Audit Committee’s activities regarding oversight of our financial reporting and auditing process and does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing that we make under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this report in such filings.

It is the duty of the Audit Committee to provide independent, objective oversight of our accounting functions and internal controls. The Audit Committee acts under a written charter that sets forth the audit-related functions we are expected to perform. Our functions are to:

•	serve as an independent and objective party to monitor America’s Suppliers, Inc.’s financial reporting process and system of internal control structure;
•	review and appraise the audit efforts of America’s Suppliers, Inc.’s independent registered public accounting firm; and
•	provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

We meet with management periodically to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. We discuss these matters with the Company’s independent auditors and with appropriate financial personnel. We regularly meet privately with the independent auditors, who have unrestricted access to the Audit Committee. We also recommend to the Board the appointment of the independent auditors and review periodically their performance and independence from management. Toward that end, we have considered whether the non-audit related services provided by America’s Suppliers, Inc.’s independent auditors are compatible with their independence. In addition, we review our financing plans and report recommendations to the full Board for approval and to authorize action.

Management of America’s Suppliers, Inc. has primary responsibility for the Company’s financial statements and the overall reporting process, including its system of internal control structure. The independent auditors (a) audit the annual financial statements prepared by management, (b) express an opinion as to whether those financial statements fairly present America’s Suppliers, Inc.’s financial position, results of operations, and cash flows in conformity with generally accepted accounting principles, and (c) discuss with the Company any issues they believe should be raised. Our responsibility is to monitor and review these processes.

It is not our duty or responsibility to conduct auditing or accounting reviews or procedures. We are not employees of America’s Suppliers, Inc. while serving on the Audit Committee. We are not and we may not represent ourselves to be or to serve as accountants or auditors by profession or experts in the fields of accounting and auditing. Therefore, we have relied, without independent verification; on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on America’s Suppliers, Inc.’s consolidated financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Company’s consolidated financial statements has been carried out in accordance with generally accepted auditing standards or that America’s Suppliers, Inc.’s independent accountants are, in fact, “independent.”

This year, we reviewed America’s Suppliers, Inc.’s audited consolidated financial statements and met with both management and MaloneBailey, LLP, America’s Suppliers, Inc.’s independent auditors, to discuss those consolidated financial statements. Management has represented to us that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. We have received from and discussed with MaloneBailey, LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm’s independence from America’s Suppliers, Inc. We also discussed with MaloneBailey, LLP any matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

In reliance on the reviews and discussions referred to above, we recommended to the Board that America’s Suppliers, Inc.’s audited consolidated financial statements should be included in America’s Suppliers, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

The Audit Committee Vincent Pino, Chairman Justiniano Gomes

Code of Ethics

The Company has adopted a Code of Ethics that applies to all officers and employees, including its principal executive officer and principal financial officer. Our Code of Ethics was filed as Exhibit 14.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed with the SEC on July 7, 2006.

Certain Relationships and Related Party Transactions

None.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and officers, and persons who own more than 10% of the Company’s common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by the SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file. Certain of the Company’s directors and officers are delinquent in the filings of Forms 3, 4 and 5. The Company’s directors and officers are currently working to achieve compliance with such reporting requirements and, once completed, expect to maintain compliance in the future.

Executive Compensation

The following table shows information regarding the compensation earned during the fiscal years ended December 31, 2011 and 2010 by the Company’s named executive officers.

SUMMARY COMPENSATION TABLE

Name	Year	Salary and Fees	Bonus	Stock Awards	Option Awards(1)	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Marc Joseph, President and CEO(2)	2011	$189,454	$50,000	$47,653	$16,422	$—	$7,000	$310,529
	2010	150,000	—	3,750	5,611	—	—	159,361
Michael Moore, CFO	2011	117,414	20,000	7,223	328	—	—	144,965
	2010	110,000	—	—	416	—	—	110,416

(1)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2011 and 2010 in accordance with generally accepted accounting principles. Assumptions used in the calculation of these amounts are included in the footnotes to our audited financial statements for the fiscal years ended December 31, 2011 and 2010, included in the Company’s Annual Report on Form 10-K filed March 14, 2012.
(2)	Appointed as CEO in 2010

Narrative Disclosure to Summary Compensation Table

Salaries in the above compensation table represent annual salaries established internally for executive officers. Bonuses are paid on a discretionary basis. The Company has employment agreements with its Chief Executive Officer and Chief Financial Officer whereby if such officers are terminated for any reason or no reason (other than for Cause, as defined in the agreements), the affected officer shall receive all compensation due as of the termination date and severance equal to nine (9) months’ base salary. Stock options and restricted stock awards provide for immediate vesting upon a change in control.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Marc Joseph	72,374	63,560	—	$0.20	9/9/2015	—	—	—	—
Michael Moore	9,661	14,491	—	$0.20	9/9/2015	—	—	—	—

Director Compensation

Name	Year	Salary and Fees	Bonus	Stock Awards	Option Awards(1)	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Vincent Pino, Director	2011	20,000	—	7,223	3,309	—	—	30,532
	2010	—	—	3,750	3,788	—	—	7,538
Christopher Baker, Director(2)	2011	20,000	—	7,223	3,309	—	—	30,532
	2010	—	—	3,750	3,788	—	—	7,538
Larry Schafran, Former Director(3)	2011	—	—	2,889	—	—	—	2,889
	2010	—	—	3,750	3,788	—	—	7,538
Justiniano Gomes, Director	2011	20,000	—	7,223	3,309	—	—	30,532
	2010	—	—	3,750	3,788	—	—	7,538
Eric Best, Director(4)	2011	20,000	—	—	3,309	—	—	23,309
	2010	—	—	—	—	—	—	—

(1)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2011 and 2010 in accordance with generally accepted accounting principles. Assumptions used in the calculation of these amounts are included in the footnotes to our audited financial statements for the fiscal years ended December 31, 2011 and 2010, included in the Company’s Annual Report on Form 10-K filed March 14, 2012.
(2)	Appointed Chairman in 2010
(3)	Resigned as a Director effective February 4, 2011
(4)	Appointed as a Director effective March 1, 2011

Stock Option Plans

As of December 31, 2011, we had an aggregate of 2,000,000 shares of common stock available for issuance under our 2009 Long-Term Incentive Compensation Plan. As of December 31, 2011, an aggregate of 1,022,685 options were issued and outstanding under this plan.

General Information

Our 2011 Annual Report on Form 10-K, containing audited financial statements, but without exhibits, accompanies this proxy statement. The 2011 Annual Report and this proxy statement may be downloaded via the internet at www.sec.gov. The Form 10-K, as filed with the SEC, including exhibits, is available through the website maintained by the Commission at www.sec.gov. Stockholders may also obtain a copy of our Form 10-K, without charge, upon written request to:

AMERICA’S SUPPLIERS, INC.
Attn: Chris Baker
7575 E. Redfield Road, Suite 201
Scottsdale, Arizona, 85260

As of the date of this proxy statement, the Board knows of no business which will be presented for consideration at the Annual Meeting other than the matters stated in the accompanying Notice of Annual Meeting of Stockholders and described in this proxy statement. If, however, any matter incident to the conduct of the meeting or other business properly comes before the meeting, the persons acting under the proxies intend to vote with respect to those matters or other business in accordance with their best judgment, and the proxy includes discretionary authority to do so.

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Revocation of Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date or by attending the Annual Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Annual Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Board.

Stockholder Proposals for the 2013 Annual Meeting and General Communications

Any stockholder proposals intended to be presented at the Company’s 2013 Annual Meeting of Stockholders must be received by the Company at its office in Scottsdale, Arizona on or before January 1, 2013 in order to be considered for inclusion in the Company’s proxy statement and proxy relating to such meeting. The Company has received no stockholder nominations or proposals for the 2012 Annual Meeting.

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o America’s Suppliers, Inc., Attn: Chris Baker, at the Company’s headquarters at 7575 E. Redfield Road, Suite 201, Scottsdale, Arizona, 85260. Mr. Baker will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Method of Counting Votes

Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker’s discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the “non-vote”) on the non-routine matter. Under the rules and regulations of the primary trading markets applicable to most brokers, the ratification of the appointment of auditors is a routine matter on which a broker has the discretion to vote if instructions are not received from the client in a timely manner. Director elections are not routine matters, so brokers are not authorized to use their discretion to vote shares unless specific voting instructions are received from the beneficial owner of such shares. Abstentions will be counted as present for purposes of determining a quorum but will not be counted for or against the election of directors or the ratification of independent auditors. As to Proposal 1, the proxy confers authority to vote for all of the five persons listed as candidates for a position on the Board even though the block in Proposal 1 is not marked unless the names of one or more candidates are lined out. The proxy will be voted “For” Proposal 1, and 2 unless “Against” or “Abstain” is indicated. If any other business is presented at the meeting, the proxy shall be voted in accordance with the recommendations of the Board.

BY ORDER OF THE BOARD OF DIRECTORS

Christopher Baker
Chairman
April 5, 2012

REVOCABLE PROXY

AMERICA’S SUPPLIERS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 17, 2012

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on May 17, 2012 and the Proxy Statement and appoints Michael Moore the proxy of the undersigned, with full power of substitution to vote all shares of common stock of America’s Suppliers, Inc. (the “Company”) that the undersigned is entitled to vote, either on his or her own behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 17, 2012, at our principal office at 7575 E. Redfield Road, Suite 201, Scottsdale, Arizona 85260, beginning at 9:00 a.m. local time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

Please be sure to sign and date this Proxy in the box below.

Date __________________________
______________________________	______________________________
Stockholder (sign above)	Co-holder (if any) (sign above)

PLEASE MARK VOTES AS IN THIS EXAMPLE:     ☑

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

	For	Withhold
Christopher Baker	☐	☐
Marc Joseph	☐	☐
Vincent Pino	☐	☐
Justiniano Gomes	☐	☐
Eric Best	☐	☐
Byron L. (Bud) Bergren	☐	☐
Paul Klapper	☐	☐

PROPOSAL NO. 2 — RATIFICATION OF AUDITORS

	For	Against	Abstain
To ratify the appointment of MaloneBailey, LLP as America’s Suppliers’ independent registered public accounting firm for the fiscal year ending December 31, 2012	☐	☐	☐

OTHER MATTERS

	Yes	No
In his discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.	☐	☐

Please disregard the following if you have previously provided your consent decision:

☐ By checking the box to the left, I consent to future delivery of annual reports, proxy statements, prospectuses, other materials, and stockholder communications electronically via the Internet at a website that will be disclosed to me. I understand that the Company may no longer distribute printed materials to me regarding any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

IF YOU RETURN YOUR PROPERLY EXECUTED PROXY, WE WILL VOTE YOUR SHARES AS YOU DIRECT. IF YOU DO NOT SPECIFY ON YOUR PROXY HOW YOU WANT TO VOTE YOUR SHARES, WE WILL VOTE THEM FOR PROPOSALS 1 AND 2, AND IN THE DISCRETION OF THE PROXY ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

ˆ Detach above card, sign, date and mail in postage paid envelope provided. ˆ

AMERICA’S SUPPLIERS, INC.

Please sign EXACTLY as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If more than one trustee, all should sign. If shares are held jointly, both owners must sign.

THIS PROXY CARD IS VALID WHEN SIGNED AND DATED.

MAIL YOUR PROXY CARD TODAY.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.